Third Quarter 2022 Earnings Conference Call 10/18/2022 HANCOCK WHITNEY Exhibit 99.2

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, loan growth expectations, management’s predictions about charge-offs for loans, the impact of the COVID-19 pandemic on the economy and our operations, the impacts related to Russia’s military action in Ukraine, Federal Reserve action with respect to interest rates, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the ongoing impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the reference rate reform, deposit trends, credit quality trends, the impact of natural or man-made disasters, the impact of PPP loans and forgiveness on our results, changes in interest rates, inflation, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in other periodic reports that we file with the SEC. Important cautionary statement about forward-looking statements HNCOCK WHITNEY 2

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at investors.hancockwhitney.com. AFS – Available for sale securities ACL – Allowance for credit losses Annualized – Calculated to reflect a rate based on a full year AMBR – Ameribor Unsecured Overnight Rate AOCI – Accumulated other comprehensive income ARM – Adjustable Rate Mortgage B – Dollars in billions beta – repricing based on a change in market rates bps – basis points C&D – Construction and land development loans C&I – Commercial and industrial loans CDI – Core Deposit Intangible CET1 – Common Equity Tier 1 Ratio Core Loans - Loans excluding PPP activity COVID-19 – Pandemic related virus CRE – Commercial real estate DDA – Noninterest-bearing demand deposit accounts DP – Data processing (e) – estimated *Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items EOP – End of period EPS – Earnings per share Excess liquidity - deposits held at the Fed plus investment in the bond portfolio above normal levels Fed - Federal Reserve Bank FF – Federal Funds FHLB – Federal Home Loan Bank FOTO – FHLB Owns The Option FTE – Full time equivalent FV – Fair Value HFS – Held for sale HTM – Held to maturity securities ICRE – Income-producing commercial real estate IRR – Interest rate risk LIBOR – London Inter-Bank Offered Rate Line Utilization - represents the used portion of a revolving line resulting in a funded balance for a given portfolio; credit cards, construction loans (commercial and residential), and consumer lines of credit are excluded from the calculation Linked-quarter (LQ) – current quarter compared to previous quarter LQA – Linked-quarter annualized M&A – Mergers and acquisitions MM – Dollars in millions MMDDYY – Month Day Year NII – Net interest income *NIM – Net interest margin (TE) NPA – Nonperforming assets NPL – Nonperforming loans OCI – Other comprehensive income OFA – Other foreclosed assets *Operating – Financial measure excluding nonoperating items *Operating Leverage – Operating revenue (TE) less operating expense; also known as PPNR ORE – Other real estate PF – Public Funds *PPNR – Pre-provision net revenue (operating); also known as operating leverage PPP – SBA’s Paycheck Protection Program related to COVID-19 ROA – Return on average assets ROTCE – Return on tangible common equity SBA – Small Business Administration SOFR – Secured Overnight Financing Rate S1 – Stronger Near-term Growth S2 – Slower Near-term Growth TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) *TE – Taxable equivalent (calculated using the current statutory federal tax rate) XHYY – Half Year XQYY – Quarter Year Y-o-Y – Year over year HNCOCK WHITNEY 3

Corporate Profile $34.6 billion in Total Assets $22.6 billion in Total Loans $29.0 billion in Total Deposits CET1 ratio 11.12%(e) Tangible Common Equity (TCE) ratio 6.73% $3.9 billion in Market Capitalization 177 banking locations and 232 ATMs across our footprint Approximately 3,600 (FTE) employees corporate-wide Moody’s long-term issuer rating: Baa3; outlook stable S&P long-term issuer rating: BBB; outlook stable Ranked in top 100 Best Banks in America by Forbes Recognized for top client satisfaction ranking by J.D. Power Earned top customer service marks with Greenwich Excellence Awards Diversity, equity and inclusion (DEI) are fundamental to the spirit of HWC’s purpose, mission and values HWC Nasdaq Listed HNCOCK WHITNEY 4 As of September 30, 2022

Third Quarter 2022 Highlights Net income totaled $135.4 million, or $1.55 per diluted share, up $14.0 million, or $0.17 per share, linked quarter Pre-provision net revenue (PPNR)* totaled $174.7 million, up $27.8 million, or 19%, linked-quarter Total loan growth of $739.5 million, or 14% LQA (See slide 6) Slight increase in criticized commercial loans of $23.4 million, or 8%, linked-quarter; nonperforming loans remained at historically low levels (See slide 8) ACL coverage remained strong at 1.50% (See slide 9) Deposits decreased $915.2 million, or 12% LQA (See slide 11) NIM increased 50 bps to 3.54% (See slide 12) CET1 ratio estimated at 11.12%, up 4 bps; TCE ratio 6.73%, down 48 bps (See slide 16) Efficiency ratio improved to 51.62% ($s in millions; except per share data) 3Q22 2Q22 3Q21 Net Income $135.4 $121.4 $129.6 Provision for credit losses 1.4 (9.8) (27.0) Nonoperating items, net ─ ─ (1.4) Earnings Per Share – diluted $1.55 $1.38 $1.46 Return on Assets (%) (ROA) 1.56 1.38 1.46 Return on Tangible Common Equity (%) (ROTCE) 21.58 19.77 19.22 Net Interest Margin (TE) (%) 3.54 3.04 2.94 Net Charge-offs (recoveries) (%) 0.02 (0.01) 0.03 CET1 Ratio (%) 11.12(e) 11.08 11.17 Tangible Common Equity (%) 6.73 7.21 7.85 Pre-Provision Net Revenue (TE)* $174.7 $146.9 $134.8 Efficiency Ratio (%) 51.62 54.95 57.44 *Non-GAAP measure: see appendix for non-GAAP reconciliation

Loans totaled $22.6 billion, up $739.5 million, or 14% LQA $75.6 million in PPP loan forgiveness Improving line utilization and fewer paydowns contributed to growth in markets and lines of business Tailwinds and headwinds to future core loan growth: Tailwinds: Improvement in utilization rates Headwinds: Amortizing only indirect portfolio Potential economic slowdown Higher than expected level of payoffs Quarterly Loan Growth Exceeded Expectations; Slowdown Expected in 4Q22 Bar Chart

Yield on New Loans Reflects Increases in Rate Environment $ in millions * Excluding PPP loans New Loan Yield - Fixed 3.51% 3.40% 3.73% 3.62% 4.45% 5.28% New Loan Yield - Variable 3.15% 2.94% 2.94% 2.92% 3.25% 4.79%

Criticized Commercial Loans, NPLs Remain Near Historically Low Levels Criticized commercial loans totaled $304 million, or 1.68% of total commercial loans, at September 30, 2022, up $23 million, or 8%, linked-quarter and up $10 million, or 3%, from a year ago Nonperforming loans totaled $42 million, or 0.19% of total loans, at September 30, 2022, relatively flat linked-quarter and down $21 million, or 33%, from a year ago 1.74% 0.30% 1.59% Total Loans $20,886 $21,134 $21,323 $21,846 $22,586 Total Commercial Loans 16,912 17,127 17,303 17,660 18,166 Criticized Commercial Loans 294 287 282 281 304 Total Nonperforming Loans 63 59 45 40 42 1.68% 0.28% 1.63% 0.21% 0.19% 1.68% 0.19% $700 $600 $500 $400 $300 $200 $100 $0 3Q20 4Q20 1Q21 2Q21 3Q21 HNCOCK WHITNEY 12 Includes PPP loans $ in millions

Solid AQ Metrics, Low Net Charge-offs, Strong Reserve Provision for the quarter of $1.4 million, reflects $1.3 million of net charge-offs and a reserve build of $0.1 million Weighting applied to Moody's September 2022 economic scenarios was 25% baseline and 75% slower growth (S2) Given inflation levels and recession concerns, scenario mix and weighting captures greater potential for slower near term economic growth than provided for in the baseline scenario Net Charge-offs Reserve Build Total Provision  ($s in millions) 3Q22 2Q22 3Q22 2Q22 3Q22 2Q22 Commercial ($0.3) ($1.6) ($0.9) ($11.5) ($1.2) ($13.1) Mortgage (0.9) (0.5) 2.4 2.3 1.5 1.8 Consumer 2.5 1.4 (1.4) 0.1 1.1 1.5 Total $1.3 ($0.7) $0.1 ($9.1) $1.4 ($9.8) 9/30/2022 6/30/2022 Portfolio ($ in millions) Amount % of Loan and Leases Outstanding Amount % of Loan and Leases Outstanding Commercial $247 1.36% $250 1.42% Mortgage 31 1.09% 29 1.09% Consumer 28 1.79% 30 1.88% Allowance for Loan and Lease Losses $306 1.36% $309 1.41% Reserve for Unfunded Lending Commitments 34 --- 31 --- Allowance for Credit Losses $340 1.50% $340 1.55%

Securities Portfolio Positioned for Rising Rates Securities portfolio (excluding unrealized losses) totaled $9.2 billion, up $98.3 million AFS/HTM mix 69% AFS, 31% HTM at 9/30/22 70% AFS, 30% HTM at 6/30/22 $935 million of FV hedges on $1.0 billion of bonds, or 17% of AFS securities, reduce OCI volatility and provide flexibility to reposition and/or reprice the hedged assets in a changing rate environment Yield 2.17%, up 17 bps linked-quarter; portfolio yield was 2.21% in September 2022 Purchases during 3Q22 of $285 million at yield of 3.56% included $131 million of liquidity deployment and $154 million in reinvestment of runoff on bond portfolio Terminated $395 million in FV hedges during 3Q22 (will increase the asset yield on the underlying assets) Unrealized net losses on AFS portfolio of $875.5 million and $579.1 million at September 30, 2022 and June 30, 2022, respectively Premium amortization totaled $10.0 million, down $0.4 million linked-quarter Effective duration remains stable at 4.93 years Securities Portfolio Mix 12/31/20 $s in millions CMBS $2,873 41% CMO $513 7% U.S. Agencies and other $219 3% RMBS $2,582 36% Munis $936 13% HNCOCK WHITNEY 15 Bar chart,pie chart

Maintaining Best in Class Mix; Expect Seasonal Year-End Growth Total deposits of $29.0 billion, down $915.2 million, or 12% LQA Decrease in non-interest bearing DDA is primarily due to elevated consumer spending and commercial clients deploying excess liquidity into working capital Decrease in interest bearing money market and savings was mostly related to liquidity spending and current rate offerings Decrease in public fund deposits primarily related to expected seasonal outflows DDAs comprised 49% of total period-end deposits September cost of deposits 24 bps, up 16 bps from June 2022 Total Deposits 12/31/20 $s in millions Time Deposits (retail) $1,835 7% Time Deposits (brokered) $14 ― Interest-bearing public funds $3,235 12% Interest-bearing transaction & savings $10,414 37% Noninterest bearing $12,200 44% $s in billions Avg Qtrly Deposits LQA EOP growth $28.0 $26.0 $24.0 $22.0 $20.0 $18.0 $16.0 1Q20 $24.3 20% 2Q20 $26.7 37% 3Q20 $26.8 -4% 4Q20 $27.0 10% 1Q21 $27.0 10% HNCOCK WHITNEY 15 Bar chart,pie chart Avg Quarterly Deposits Mix

Net interest margin (NIM) 3.54%, up 50 bps linked-quarter; September 2022 NIM 3.62% Net interest income (TE) increased $34.6 million, or 14%, linked-quarter, driven by increasing rates and a change in the mix of earning assets Tailwinds for additional NIM widening: Future rate increases Continued shift in earning asset mix Lag in increasing deposit rates Widening NIM Reflects Fed Rate Increases, Change in EA Mix Cost of Deposits (Quarter) 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% Mar-20 Apr-20 May-20 Jun 20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Mar-21e .59% .41% .33% .29% .25% .21% .20% .19% .17% .17% .13% 3.40% 3.30% 3.20% 3.10% 3.00% 2.90% 2.80% 3Q20 NIM (TE) Impact of Securities Portfolio Purchase/Premium amortization Impact of change in earnings asset mix Lower cost of deposits Net impact of interest reversals and recoveries/loan fees accretion 4Q20 NIM (TE) 0.02% 0.06% 0.05% 0.02% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 4Q19 1Q20 2Q20 3Q20 4Q20 4.69% 3.43% 2.56% 0.76% 4.56% 3.41% 2.53% 0.67% 4.04% 3.23% 2.47% 0.38% 3.95% 3.23% 2.31% 0.30% 3.99% 3.22% 2.23% 0.25% Loan Yield Securities Yield Cost of Fund NIM HNCOCK WHITNEY 18 Line chart

Loans Loans totaled $22.6 billion at September 30, 2022 42% fixed, 58% variable (includes hybrid ARMs) 40% ($5.3 billion) of variable loans are LIBOR-based 30% ($3.9 billion) of variable loans tied to Wall Street Journal Prime 20% ($2.7 billion) of variable loans tied to SOFR 5% ($693 million) of variable loans tied to AMBR Securities 3Q22 purchases of $285 million ($131 million with excess liquidity and $154 million in reinvestment of runoff on bond portfolio) at an average yield of 3.56% Plan to hold investment portfolio balance flat at $9.2 billion and continue terminating fair value hedges Swaps/Hedges (See slide 30 for more information) $2.05 billion of active receive fixed/pay 1 month LIBOR/SOFR swaps designated as Cash Flow Hedges on the balance sheet; extends asset duration $935 million of pay fixed/receive Fed Effective swaps designated as Fair Value Hedges on $1.0 billion of securities; provides OCI protection and flexibility to reposition and/or reprice the hedged assets in a changing rate environment Deposits Deposits totaled $29.0 billion at September 30, 2022 87% of deposits are low-interest (MMDA, savings) or noninterest bearing (DDA) Expect shift in deposit mix as interest rates begin to rise Rate Betas Rate Floors Floor Rate Balance * Balance Cumulative 25-49 bps $670 million $670 million 50-74 bps $804 million $1.5 billion 75-99 bps $546 million $2.0 billion 100-150 bps $1.8 billion $3.8 billion > 150 bps $172 million $4.0 billion IRR Sensitivity Table HWC (Hedges Removed) As of 4Q21 As of 4Q21 Peers * Immediate 100 bps 7.3% 8.4% 7.3% Gradual 100 bps 3.2% 3.6% 4.3% Deposits $ in millions Time Deposits $1,129 4% Interest-bearing public funds $3,295 11% Interest-bearing transaction & savings $11,650 38% Noninterest bearing $14,393 47% Focused on IRR Sensitivity, NIM Stabilization IRR Sensitivity Table     HWC   HWC (Hedges Removed)   As of 3Q22 As of 3Q22 Immediate +100 bps 4.1% 5.6% Immediate -100 bps -4.6% -6.0% Gradual +100 bps 1.7% 2.4% Gradual -100 bps -1.8% -2.5% 1Q22-2Q22 2Q22-3Q22 1Q22-3Q22 Deposit Betas 3% 8% 6% Loan Betas 24% 45% 38%

Fee Income Stable Despite Seasonality, Rates Noninterest income totaled $85.3 million, down $0.4 million, or less than 1% linked-quarter As previously announced, the company expects to begin eliminating certain NSF/OD fees in December 2022 Decline in annuity and investment fees was related to a temporary disruption from the conversion to a new sales and servicing platform Decrease in trust fees was due to seasonal impact of tax preparation fees in 2Q22 Noninterest Income Mix 9/30/22 $s in millions Lower Mortgage, Specialty Income Partly Offset by Higher Service Fees Noninterest income totaled $82.4 million, down $1.3 million, or 2% linked-quarter Service charges and bank card & ATM fees up primarily due to increased activity, although lower than pre-pandemic levels Secondary mortgage fees continue to be impacted by the favorable rate environment, albeit a lower level of refinance activity compared to previous quarters Other income decrease related to lower levels of specialty income (BOLI) in 4Q20 partially offset by higher derivative income Expect 1Q21 fee income to be down related to anticipated lower levels of specialty income and secondary mortgage fees Secondary Mortgage Fees $11.5 14%Other $12.8 16% Noninterest Income Mix 12/31/20 $s in millions Service Charges on Deposit $19.9 24% Investment & Annuity and Insurance $5.8 7% Trust Fees $14.8 18% Bank Card & ATM Fees $17.6 21% 3Q20 NON INTEREST INCOME SERVICE CHARGES ON DEPOSIT accounts bank card & atm fees investment & annuity income and insurance trust fees secondary mortgage fees other 4q20 Non interest income Pie chart

Higher Personnel Costs Continue to Drive Increase in Expenses Noninterest expense totaled $193.5 million, up $6.4 million, or 3% linked-quarter Personnel costs were the primary driver of the linked-quarter increase in expenses, mainly related to increased incentive pay and one additional work day in 3Q22, partially offset by lower payroll taxes Gain on sale of ORE and other foreclosed assets exceeded foreclosed expenses by $1.8 million Increase in other expenses included costs related to ongoing technology investments Noninterest Expense Mix 9/30/22 $s in millions A Focus on Expense Control; More Initiatives Underway Noninterest expense totaled $193.1 million, down $2.7 million, or 1% LQ Decline in personnel expense related to savings from efficiency measures taken to-date, including staff attrition and recent financial center closures Increase in other expenses mainly related to nonrecurring hurricane expense and branch closures Expense reduction initiatives to-date Closed 12 financial centers in 4Q20 8 additional financial centers closures announced in 1Q21 Ongoing branch rationalization reviews Closed Wealth Management trust offices in the NE corridor FTE down 210 compared to June 30, 2020 through staff attrition and other initiatives Early retirement package offered to select employees in 1Q21 Expect 1Q21 expenses to be flat as efficiency initiatives continue and offset typical beginning of the year increases; does not include nonrecurring charges for certain initiatives (i.e. early retirement)

Remain Well Capitalized, TCE Impacted By OCI CET1 ratio estimated at 11.12%, up 4 bps linked-quarter TCE ratio 6.73%, down 48 bps LQ Impact of OCI - 85 bps Dividends -7 bps Stock buyback -1 bp Tangible net earnings +41 bps Stock Compensation and other +3 bps Lower tangible assets +1 bp Repurchased 50,000 shares of Company common stock during 3Q22 at an average price of $48.02 per share Will continue to manage capital in the best interests of the Company and our shareholders; our priorities are: Organic growth Dividends Buybacks M&A Tangible Common Equity Ratio Leverage (Tier 1) Ratio CET1 Ratio and Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio September 30, 2022 6.73% 9.27%(e) 11.12%(e) 12.69%(e) June 30, 2022 7.21% 8.68% 11.08% 12.70% March 31, 2022 7.15% 8.38% 11.12% 12.82% December 31, 2021 7.71% 8.25% 11.09% 12.84% September 30, 2021 7.85% 8.15% 11.17% 13.06% (e) Estimated for most recent period-end Capital Rebuild Continues After 1H20 De-Risking Activities TCE ratio 7.64%, up 11 bps LQ (7.99% excluding PPP loans) Tangible net earnings +34 bps Change in tangible assets/additional excess liquidity -10 bps Dividends -7 bps Change in OCI & other -6 bps CET1 ratio 10.70%, up 40 bps linked-quarter Intend to pay quarterly dividend in consultation with examiners; board reviews dividend policy quarterly Buybacks on hold Tangible Common Equity Ratio Leverage (Tier 1) Ratio CET1 Ratio and Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio December 31, 2020 7.64% 7.87%(e) 10.70%(e) 13.31%(e) September 30, 2020 7.53% 7.70% 10.30% 12.92% June 30, 2020 7.33% 7.37% 9.78% 12.36% March 31, 2020 8.00% 8.40% 10.02% 11.87% December 31, 2019 8.45% 8.76% 10.50% 11.90% (e) Estimated for most recent period-end; effective March 31, 2020 regulatory capital ratios reflect the election to use the five-year CECL transition rules

2022 Forward Guidance Q3 2022 Actual FY 2022 Outlook Loans (EOP) $22.6 billion Expect total EOP loan growth of 8-9% from $21.1B at 12/31/21 (4Q22 growth $200-$450MM) Deposits (EOP) $29.0 billion Expect EOP deposits to be down 3-4% from $30.5B at 12/31/21 (expect growth in 4Q22 from seasonal year-end deposits) Operating Pre-Provision, Net Revenue (PPNR) $174.7 million Expect PPNR to be up 20% from FY21 ($537.6MM); PPP included in 2021 results totaled $64.4MM vs. $9.5MM YTD 2022 Reserve for Credit Losses $339.6 million or 1.50% of total loans Future assumptions in economic forecasts and any change in our own asset quality metrics will drive level of reserves; we currently expect low to modest charge-offs and provision in 4Q22 Noninterest Income $85.3MM Expect noninterest income to be down 3%-4% from FY21 ($353.4MM) (4Q22 down slightly linked-quarter) Noninterest Expense $193.5MM Expect operating expense to be down slightly from FY21 ($760.1MM) (4Q22 up slightly linked-quarter) Effective Tax Rate 20.7% Approximately 21% Efficiency Ratio 51.62% Expect to maintain ratio below 55% for FY22 and to approximate 50% in 4Q22 Current Corporate Strategic Objectives (CSOs) (to be updated in early 2023) Objective 2021 Actual 2021 Actual (excluding nonoperating items, PPP and negative PLLL) 3Q22 Actual ROA 1.35% - 1.45% 1.32% 1.12% 1.56% TCE > 8% 7.71% NA 6.73% ROTCE > 15% 17.74% 14.39% 21.58% Efficiency Ratio ≤ 55% 57.29% 60.62% 51.62%

Additional Guidance Related to Future Rate Increases Expect to reach a Fed Funds (FF) rate of 4.75% by year-end 2022; future rate assumptions included in guidance: +75 bps November +75 bps December Deposit betas key to maximizing impact of higher rates on NIM Continuation of hedging strategy designed to extend duration There are no loan rate floors remaining as the Fed Funds rate has reached 3.50% September 2022: NIM 3.62% Loan Yield 4.69% Cost of Deposits .24% Expect for every 25 basis points move in Fed Funds our NIM will widen 2-3 basis points

Positioned Well For Today’s Economic Environment Balance sheet de-risked in early 2020 Credit metrics near historically low levels Robust ACL at 1.50% of loans Solid capital levels Significant efficiency initiatives executed in 2020/2021 Technology projects focused on scalability and effectiveness Market disruption(s) from M&A lead to opportunities Best in class deposit mix (almost 50% DDA) Current hedge positions provide NII support and extend asset duration Focus on attracting new bankers in growth markets Proven ability to proactively manage expenses

Appendix and Non-GAAP Reconciliations Appendix and Non-GAAP Reconciliations CHANCOCK WHITNEY

Summary Income Statement ($ in millions, except for per share data) *Non-GAAP measure: see slide 25 for non-GAAP reconciliation       Change Change 3Q22 2Q22 3Q21 LQ Prior Year YTD 2022 YTD 2021 Y-O-Y 282.9 248.3 237.5 34.6 45.4 Net Interest Income (TE) 762.2 712.5 49.7 1.4 (9.8) (27.0) 11.2 28.4 Provision for Credit Losses (30.9) (49.1) 18.2                   85.3 85.7 93.4 (0.4) (8.1) Noninterest Income 254.4 274.7 (20.3) 193.5 187.1 194.7 6.4 (1.2) Noninterest Expense 560.5 624.5 (64.0)                   170.7 154.0 160.3 16.7 10.4 Income before Income Tax 479.3 403.2 76.1 35.3 32.6 30.7 2.7 4.6 Income Tax Expense 99.0 77.7 21.3 135.4 121.4 129.6 14.0 5.8 Net Income 380.3 325.5 54.8 174.7 146.9 134.8 27.8 39.9 Operating PPNR (TE)* 456.1 403.5 52.6                   135.4 121.4 129.6 14.0 5.8 Net Income 380.3 325.5 54.8 (2.0) (1.8) (2.4) (0.2) 0.4 Net Income allocated to participating securities (5.8) (6.7) 0.9 133.4 119.6 127.2 13.8 6.2 Net Income available to common shareholders 374.5 318.8 55.7 86.0 86.4 87.0 (0.4) (1.0) Weighted average common shares – diluted (millions) 86.4 87.0 (0.6) 1.55 1.38 1.46 0.17 0.09 EPS 4.33 3.67 0.66                   3.54% 3.04% 2.94% 50 bps 60 bps NIM 3.13% 3.00% 13 bps 1.56% 1.38% 1.46% 18 bps 10 bps ROA 1.44% 1.25% 19 bps 15.77% 14.39% 14.26% 138 bps 151 bps ROE 14.68% 12.39% 229 bps 51.62% 54.95% 57.44% -333 bps -582 bps Efficiency Ratio 54.08% 57.52% -344 bps

Summary Balance Sheet ($ in millions) 3Q22 includes $75.7 million, 2Q22 includes $151.3 million and 3Q21 includes $935.3 million in PPP loans, net 3Q22 includes $108.9 million, 2Q22 includes $231.1 million and 3Q21 includes $1.2 billion in average PPP loans, net; YTD 2022 includes $255.6 million and YTD 2021 includes $1.8 billion in average PPP loans, net Average securities excludes unrealized gain/(loss) Summary Balance Sheet ($ in millions) 4Q20 and YTD 2020 include $2.0 billion and 3Q20 included $2.3 billion in PPP loans, net Average securities excludes unrealized gain /(loss)       Change       4Q20 3Q20 4Q19 LQ PY Line Item YTD 2020 YTD 2019 Y-o-Y           EOP Balance Sheet       $21,789.9 $22,240.2 $21,212.8 ($450.3) $577.1 Loans (1) $21,789.9 $21,212.8 $577.1 7,356.5 7,056.3 6,243.3 300.2 1,113.2 Securities 7,356.5 6,243.3 1,113.2 30,616.3 30,179.1 27,622.2 437.2 2,994.1 Earning Assets 30,616.3 27,622.2 2,994.1 33,638.6 33,193.3 30,600.8 445.3 3,037.8 Total assets 33,638.6 30,600.8 3,037.8                   $27,698.0 $27,030.7 $23,803.6 $667.3 $3,894.4 Deposits $27,698.0 $23,803.6 $3,894.4 1,667.5 1,906.9 2,714.9 (239.4) (1,047.4) Short-term borrowings 1,667.5 2,714.9 (1,047.4) 30,199.6 29,817.7 27,133.1 381.9 3,066.5 Total Liabilities 30,199.6 27,133.1 3,066.5 3,439.0 3,375.6 3,467.7 63.4 (28.7) Stockholders' Equity 3,439.0 3,467.7 (28.7)                             Avg Balance Sheet       $22,065.7 $22,407.8 $21,037.9 ($342.1) $1,027.8 Loans $22,166.5 $20,380.0 $1,786.5 6,921.1 6,389.2 6,201.6 531.9 719.5 Securities (2) 6,398.7 5,864.2 534.5 29,875.5 29,412.3 27,441.5 463.2 2,434.0 Average earning assets 29,235.3 26,476.9 2,758.4 33,067.5 32,685.4 30,343.3 382.1 2,724.2 Total assets 32,391.0 29,125.4 3,265.6                   $27,040.4 $26,763.8 $23,848.4 $276.6 $3,192.0 Deposits $26,212.3 $23,299.3 $2,913.0 1,779.5 1,733.3 2,393.4 46.2 (613.9) Short-term borrowings 1,978.2 1,942.1 36.1 29,660.8 29,333.8 26,869.6 327.0 2,791.2 Total Liabilities 28,957.9 25,822.8 3,135.1 3,406.6 3,351.6 3,473.7 55.0 (67.1) Stockholders' Equity 3,433.1 3,302.7 130.4 3.99% 3.95% 4.69% 4 bps -70 bps Loan Yield 4.13% 4.81% -68 bps 2.23% 2.31% 2.56% -8 bps -33 bps Securities Yield 2.38% 2.62% -24 bps 0.31% 0.39% 1.11% -8 bps -80 bps Cost of IB Deposits 0.57% 1.25% -68 bps 79% 82% 89% -361 bps -1045 bps Loan/Deposit Ratio (Period End) 79% 89% -1045 bps CHANCOCK WHITNEY 26       Change Change 3Q22 2Q22 3Q21 LQ Prior Year YTD 2022 YTD 2021 Y-O-Y           EOP Balance Sheet 22,585.6 21,846.1 20,886.0 739.5 1,699.6 Loans (1) 22,585.6 20,886.0 1,699.6 8,333.2 8,531.4 8,308.6 (198.2) 24.6 Securities 8,333.2 8,308.6 24.6 31,213.4 31,292.9 32,348.0 (79.5) (1,134.6) Earning Assets 31,213.4 32,348.0 (1,134.6) 34,567.2 34,637.5 35,318.3 (70.3) (751.1) Total Assets 34,567.2 35,318.3 (751.1)                   28,951.3 29,866.4 29,208.2 (915.1) (256.9) Deposits 28,951.3 29,208.2 (256.9) 1,543.0 630.0 1,745.2 913.0 (202.2) Short-term borrowings 1,543.0 1,745.2 (202.2) 31,386.8 31,287.8 31,688.5 99.0 (301.7) Total Liabilities 31,386.8 31,688.5 (301.7) 3,180.4 3,349.7 3,629.8 (169.3) (449.4) Stockholders' Equity 3,180.4 3,629.8 (449.4)                             Avg Balance Sheet       22,138.7 21,657.5 20,941.2 481.2 1,197.5 Loans (2) 21,643.1 21,355.5 287.6 9,177.5 8,979.4 8,368.8 198.1 808.7 Securities (3) 8,950.0 8,014.0 936.0 31,783.8 32,780.8 32,097.4 (997.0) (313.6) Average earning assets 32,583.7 31,773.5 810.2 34,377.8 35,380.2 35,208.0 (1,002.4) (830.2) Total Assets 35,248.0 34,821.4 426.6                   29,180.6 29,979.9 29,237.3 (799.3) (56.7) Deposits 29,727.0 28,872.3 854.7 950.6 1,224.2 1,612.3 (273.6) (661.7) Short-term borrowings 1,285.5 1,653.6 (368.1) 30,972.3 31,996.4 31,601.9 (1,024.1) (629.6) Total Liabilities 31,783.3 31,308.8 474.5 3,405.5 3,383.8 3,606.1 21.7 (200.6) Stockholders' Equity 3,464.7 3,512.7 (48.0)                   4.49% 3.86% 3.90% 63 bps 59 bps Loan Yield 4.03% 3.95% 8 bps 2.17% 2.00% 1.91% 17 bps 26 bps Securities Yield 2.05% 1.94% 11 bps 0.36% 0.13% 0.13% 23 bps 23 bps Cost of IB Deposits 0.20% 0.18% 2 bps 78.01% 73.15% 71.51% 487 bps 650 bps Loan/Deposit Ratio (EOP) 78.01% 71.51% 650 bps

Operating Results *Non-GAAP measure: see slide 25 for non-GAAP reconciliation   3Q21 4Q21 1Q22 2Q22 3Q22 Operating PPNR (TE)* ($000) 134,784 134,152 134,501 146,873 174,745 Net Interest Income (TE) ($000) 237,477 231,931 231,008 248,317 282,910 Net Interest Margin (TE) 2.94% 2.80% 2.81% 3.04% 3.54% Operating Noninterest Income* ($000) 88,785 86,012 83,432 85,653 85,337 Operating Expense* ($000) 191,477 183,791 179,939 187,097 193,502 Efficiency Ratio 57.44% 56.57% 56.03% 54.95% 51.62% Results *Non-GAAP measures. See slides 29-31 for non-GAAP reconciliations   4Q19 1Q20 2Q20 3Q20 4Q20 Operating PPNR (TE)* ($000) 125,660 115,688 118,518 126,346 130,607 Net Interest Income (TE)* ($000) 236,736 234,636 241,114 238,372 241,401 Net Interest Margin (TE)* 3.43% 3.41% 3.23% 3.23% 3.22% Noninterest Income ($000) 82,924 84,387 73,943 83,748 82,350 Operating Expense* ($000) 194,000 203,335 196,539 195,774 193,144 Efficiency Ratio* 58.88% 62.06% 60.74% 59.29% 58.23% CHANCOCK WHITNEY 27

Balance Sheet Summary   3Q21 4Q21 1Q22 2Q22 3Q22 Average Loans ($MM) 20,941 20,770 21,122 21,658 22,139 Average Total Securities ($MM) 8,369 8,378 8,688 8,979 9,177 Average Deposits ($MM) 29,237 29,751 30,030 29,980 29,181 Loan Yield (TE) 3.90% 3.83% 3.72% 3.86% 4.49% Cost of Deposits 0.07% 0.06% 0.05% 0.07% 0.18% Tangible Common Equity Ratio 7.85% 7.71% 7.15% 7.21% 6.73% Balance Sheet Summary   4Q19 1Q20 2Q20 3Q20 4Q20 Average Loans ($MM) 21,038 21,234 22,957 22,408 22,066 Average Total Securities ($MM) 6,202 6,149 6,130 6,389 6,921 Average Deposits ($MM) 23,848 24,327 26,703 26,764 27,040 Loan Yield (TE) 4.69% 4.56% 4.04% 3.95% 3.99% Cost of Interest Bearing Deposits 1.11% 1.01% 0.58% 0.39% 0.31% Tangible Common Equity Ratio 8.45% 8.00% 7.33% 7.53% 7.64% CHANCOCK WHITNEY 28

Operating Revenue (TE), Operating PPNR (TE) Reconciliations   Three Months Ended (in thousands) 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Net interest income $280,307 $245,732 $228,463 $229,296 $234,709 Noninterest income 85,337 85,653 83,432 89,612 93,361 Total revenue $365,644 $331,385 $311,895 $318,908 $328,070 Taxable equivalent adjustment 2,603 2,585 2,545 2,635 2,768 Nonoperating revenue — — — (3,600) (4,576) Operating revenue (TE) $368,247 $333,970 $314,440 $317,943 $326,262 Noninterest expense (193,502) (187,097) (179,939) (182,462) (194,703) Nonoperating expense — — — (1,329) 3,225 Operating expense (193,502) (187,097) (179,939) (183,791) (191,478) Operating pre-provision net revenue (TE) $174,745 $146,873 $134,501 $134,152 $134,784 Total Revenue (TE), Operating PPNR (TE) Reconciliations Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.   Three Months Ended (in thousands) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net interest income $238,286 $235,183 $237,866 $231,188 $233,156 Noninterest income 82,350 83,748 73,943 84,387 82,924 Total revenue $320,636 $318,931 $311,809 $315,575 $316,080 Taxable equivalent adjustment 3,115 3,189 3,248 3,448 3,580 Total revenue (TE) $323,751 $322,120 $315,057 $319,023 $319,660 Noninterest expense (193,144) (195,774) (196,539) (203,335) (197,856) Nonoperating expense — — — — 3,856 Operating pre-provision net revenue $130,607 $126,346 $118,518 $115,688 $125,660 CHANCOCK WHITNEY 31 Taxable equivalent (TE) amounts are calculated using a federal tax rate of 21% Three Months Ended (in thousands) 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Nonoperating Income     Gain from hurricane-related insurance settlement $ — $ — $ — $3,600 $ — Gain on sale of Hancock Horizon Funds — — — — 4,576 Nonoperating Expense           Efficiency initiatives — — — (649) (1,867) Hurricane related expenses — — — (680) 5,092 Total Nonoperating (income)/expense items, net $ — $ — $ — ($4,929) ($1,351) Nonoperating Items

Paycheck Protection Program (PPP) Loans Under the original and extended Paycheck Protection Programs (PPP), the company originated more than 20,000 loans totaling $3.3 billion; $75.7 million in loans outstanding at September 30, 2022 During 3Q22, $75.6 million in PPP loans were forgiven Expect slowdown in remaining forgiveness Unamortized fees totaled $0.2 million as of September 30, 2022   Quarterly Impact $ in millions except per share data EOP PPP Net Income PPNR Fees Amortized NIM EPS 2Q20 $2,287 $12.8 $16.2 $13.0 0.05% $0.15 3Q20 2,324 15.3 19.3 17.0 0.06% 0.17 4Q20 2,005 14.7 18.6 15.7 0.05% 0.17 1Q21 2,346 14.3 18.2 14.2 0.04% 0.16 2Q21 1,418 15.8 20.0 16.9 0.09% 0.18 3Q21 935 11.9 15.3 14.4 0.11% 0.13 4Q21 531 8.4 10.9 10.3 0.09% 0.09 1Q22 335 3.7 4.8 4.3 0.03% 0.04 2Q22 151 2.6 3.4 1.8 0.01% 0.03 3Q22 76 1.0 1.3 1.0 0.01% 0.01 West 25% Central 39% East 36% HNCOCK WHITNEY 7

Loan Portfolio Composition As of September 30, 2022 HNCOCK WHITNEY 10 Total Loans Outstanding % of Total Loans Commitment ($s in millions) Commercial non-RE $7,603 33.7% $13,241 CRE - owner 2,544 11.3% 2,693 CRE - income producing (ICRE) 3,098 13.7% 3,280 C&D 1,475 6.5% 3,660 Healthcare 2,068 9.2% 2,476 Equipment Finance 1,056 4.7% 1,056 Energy 247 1.1% 366 PPP 76 0.3% 76 Total Commercial 18,167 80.4% 26,848 Mortgage 2,844 12.6% 2,850 Consumer 1,439 6.4% 3,386 Indirect 136 0.6% 136 Grand Total $22,586 100.0% $33,220         For Information Purposes Only (included in categories above)       Retail $1,930 8.5% $2,323 Hospitality $1,095 4.8% $1,265 Office - owner $839 3.7% $877 Office - income producing (ICRE) $847 3.8% $885

Adding New Bankers in Growth Markets 5 new bankers were added across the footprint in 3Q22, including middle market, commercial and healthcare, with more planned for 4Q22 Dallas, TX +1 San Antonio, TX +1 Nashville, TN +2 Tampa, FL +1

Efficiency Ratio Target Achieved Target 55%

Current Hedge Positions Cash Flow (CF) Hedges Receive 215 bps versus paying 1m LIBOR/SOFR on $2.05 billion $500 million of CF hedges terminated in 3Q21 will provide NII support of $10.8 million through 1Q24 No additional CF hedges were terminated in 3Q22 Total Termination Value on remaining active CF Hedges is approximately ($123) million as of 9/30/22 $275 million of existing CF hedges will mature over the next 5 months Fair Value (FV) Hedges $1.0 billion in securities are hedged with $935 million of FV hedges Duration (Market Price Risk) reduced from approximately 7.3 to 3.3 on hedged securities Terminated $395 million in FV hedges in 3Q22 at a gain of $24.8 million (will be recognized as a book value adjustment and will increase the asset yield on the underlying assets by 0.80%) Current Termination Value of FV hedges is approximately $62.6 million at 9/30/2022 FV hedges become fully effective beginning February 2024 through July 2026; at that point we pay fixed 1.64% and receive the fed fund effective rate (resulting in these bonds being a variable rate of FF plus 41 bps) When FV hedges are terminated, the value of each hedge is an adjustment to the book value of the underlying security; thereby changing its current book yield and extending its duration

Third Quarter 2022 Earnings Conference Call 10/18/2022 HANCOCK WHITNEY